UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MGPI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On April 24, 2025, MGP Ingredients, Inc. (the “Company”) entered into an Amended and Restated Credit Agreement (the “A&R Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, swingline lender and issuing lender, and the other lenders and parties thereto. The A&R Credit Agreement amends and restates the Company’s existing credit agreement, dated as of February 14, 2020. Among other things, the A&R Credit Agreement:

•increases the size of the revolving credit facility from $400 million to $500 million;
•extends the maturity date of the revolving credit facility from May 14, 2026 to April 24, 2030;
•permits the Company to add one or more incremental term loan facilities and/or increase the revolving credit commitments from $100 million to $200 million, subject to certain conditions; and
•includes revisions to the terms of certain of the representations, covenants, events of default and related definitions.

In connection with entering into the A&R Credit Agreement, the Company also entered into a Sixth Amendment to Note Purchase Agreement and Private Shelf Agreement (the “Sixth Amendment”), among the Company, PGIM, Inc. (“PGIM”), and certain noteholders affiliated with PGIM. Among other things, the Sixth Amendment amends the Note Purchase and Private Shelf Agreement, dated August 23, 2017 (as amended, the “Note Purchase and Shelf Agreement”), to:

•extend the period for issuing up to $250 million of senior secured promissory notes under the Note Purchase and Shelf Agreement from August 31, 2026 to April 24, 2028; and
•conform the Note Purchase and Shelf Agreement to certain changes made in the A&R Credit Agreement.

The foregoing descriptions of the A&R Credit Agreement and the Sixth Amendment are not complete and are qualified in their entirety by reference to the full texts of the A&R Credit Agreement and the Sixth Amendment, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1
Amended and Restated Credit Agreement, dated as of April 24, 2025, among MGP Ingredients, Inc., Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and the other lenders and parties thereto

10.2	Sixth Amendment to Note Purchase and Private Shelf Agreement, dated as of April 24, 2025, among MGP Ingredients, Inc., PGIM, Inc. and certain noteholders affiliated with PGIM, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MGP INGREDIENTS, INC.

Date: April 29, 2025	By:	/s/ Brandon M. Gall
Brandon M. Gall, Interim President and Chief Executive Officer; Vice President, Finance and Chief Financial Officer